UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

Form 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (date of earliest event reported): May 17, 2005

Waste Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-25955	01-0780204
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1122 International Blvd., Suite 601, Burlington, Ontario, Canada L7L 6Z8 (Address of principal executive offices and zip code)

(905) 319-1237 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Item 8.01 — Other Events

Waste Services, Inc. issued a press release on May 17, 2005 announcing that it had begun delivering Class 1 municipal solid waste to the Taft Recycling and Transfer Facility in Orlando. A copy of that release is furnished as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits Item 9.01 Financial Statements and Exhibits
(c)	Exhibits

99.1	Press Release, dated May 17, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

WASTE SERVICES, INC.

By: /s/ Ivan R. Cairns
Ivan R. Cairns
Executive Vice President, General Counsel & Secretary

Date: May 18, 2005